PRUDENTIAL'S GROUP VARIABLE UNIVERSAL LIFE INSURANCE

                       Supplement dated February 14, 2001
                                       to
   American Institute of Certified Public Accountants (AICPA) Insurance Trust
                          Prospectus dated May 1, 2000

The Trustee of the AICPA Insurance Trust has been changed to the Chase Manhattan Bank, effective January 1, 2001.

The following amendments are hereby made to the AICPA Insurance Trust Prospectus dated May 1, 2000.

1. On the cover page, the third and fourth sentences in the first paragraph are hereby amended to read, "Prudential has issued the Group Contract to Chase Manhattan Bank, as Trustee of the AICPA Insurance Trust. We refer in this prospectus to Chase Manhattan Bank as "your Group Contractholder."

2. On page 1, the first sentence of the "What is the Group Variable Universal Life Insurance contract?" section is hereby amended to read, "It is the insurance contract issued by Prudential to Chase Manhattan Bank, as trustee of the AICPA Insurance Trust.

3. On page 53, the following two definitions are hereby amended to read, "GROUP CONTRACT - A Group Variable Universal Life insurance contract that Prudential issues to Chase Manhattan Bank, as Trustee of the American Institute of Certified Public Accountants Insurance Trust. GROUP CONTRACTHOLDER - Chase Manhattan Bank, as Trustee of the American Institute of Certified Public Accountants Insurance Trust."